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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): SEPTEMBER 16, 2002



                                  ANTHEM, INC.
             (Exact name of registrant as specified in its charter)


          INDIANA                     001-16751                    35-2145715
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)


               120 MONUMENT CIRCLE
                 INDIANAPOLIS, IN                                    46204
     (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (317) 488-6000


                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 9. Regulation FD Disclosure

     Officers of the Company expect to meet with securities analysts and investors during the week of September 16, 2002 and September 23, 2002. During these meetings, the officers expect to confirm the Company's ability to meet the earnings expectations given in a press release and conference call on August 5, 2002. A copy of that press release can be viewed on the Company's website at www.anthem.com under the tab "Press Room".


The press release referred to above contains certain forward-looking information about Anthem, Inc. ("Anthem") that are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as "expect(s)", "feel(s)", "believe(s)", "will", "may", "anticipate(s)" and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of Anthem, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in public filings with the Securities and Exchange Commission ("SEC") made by Anthem; trends in health care costs and utilization rates; our ability to secure sufficient premium rate increases; competitor pricing below market trends of increasing costs; increased government regulation of health benefits and managed care; significant acquisitions or divestitures by major competitors; introduction and utilization of new prescription drugs and technology; a downgrade in our financial strength ratings; litigation targeted at health benefits companies; our ability to contract with providers consistent with past practice, to achieve expected synergies and operating efficiencies in the Trigon Healthcare, Inc. acquisition and to successfully integrate our operations; our expectations regarding the accounting and tax treatments of the transactions and the value of the transaction consideration; and general economic downturns. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Anthem does not undertake any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. You are also urged to carefully review and consider the various disclosures in Anthem's various SEC filings, including but not limited to the registration statement on Form S-4, including the definitive joint proxy statement/prospectus constituting a part thereof, filed by Anthem on June 7, 2002, Anthem's Annual Report on Form 10-K for the year ended December 31, 2001, and Anthem's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002.





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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2002


                               ANTHEM, INC.


                               By: /s/ Michael L. Smith
                                   ----------------------------------
                                   Name:  Michael L. Smith
                                   Title: Executive Vice President and
                                          Chief Financial and Accounting Officer




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